                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                                WRP Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

  Shefsky & Froelich Ltd., Suite 2500, 444 N. Michigan Ave., Chicago, IL 60611
                            Attn: Dennis B. O'Boyle
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                WRP CORPORATION
                         500 PARK BOULEVARD, SUITE 1260
                             ITASCA, ILLINOIS 60143

================================================================================
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
================================================================================


To the Shareholders of WRP Corporation:

     Notice is hereby given that the annual meeting of shareholders (the "Meeting" or the "Annual Meeting") of WRP Corporation, a Maryland corporation, will be convened at the Wyndham Hotel, 400 Park Blvd, Barrington Room, 2nd Floor, Itasca, Illinois, on Monday, June 24, 2002, at 8:00 a.m. Central Time (the "Meeting Date"). Refreshments begin at 7:30 a.m. All holders of our Common Stock, par value $.01 per share, and Series A Convertible Common Stock, par value $.01 per share (the "Shareholders") are entitled to attend the Meeting. We are soliciting proxies, pursuant to the attached Proxy Statement, for use at the Annual Meeting on the Meeting Date. We expect that a quorum will be present on the Meeting Date and that the proposals to be considered by the Shareholders will be:

     (1) To elect five (5) Class A Directors and two (2) Class B Directors to hold office until the next annual meeting of Shareholders or until their respective successors are elected and qualified; and

     (2) To transact any other business as may properly come before the Meeting, or any adjournment or postponement thereof.

     Only Shareholders of record at the close of business on April 30, 2002, are entitled to receive notice of the Meeting and to vote at the Meeting or any adjournment or postponement thereof (the "Eligible Holders"). A list of Eligible Holders will be available for inspection at our office for at least ten days prior to the Meeting.

     Our Annual Report for the year ended June 30, 2001 on Form 10-K is being mailed concurrently with this Notice and Proxy Statement to all Shareholders of record.

     All Shareholders are cordially invited to attend the Annual Meeting. Those who cannot attend are urged to sign, date and otherwise complete the enclosed proxy and return it promptly in the envelope provided. Any Shareholder giving a proxy has the right to revoke it at any time before it is voted.

                                        By order of the Board of Directors:


                                        Lew Kwong Ann
Itasca, Illinois                        Chairman of the Board and
May 31, 2002                            Chief Executive Officer

================================================================================
                                 PROXY STATEMENT
                                       FOR
                        ANNUAL MEETING OF SHAREHOLDERS OF
                                 WRP CORPORATION
                                  JUNE 24, 2002
================================================================================

     This proxy statement (the "Proxy Statement") is furnished to all holders of record as of the close of business on April 30, 2002 of Common Stock, par value $.01 per share (the "Common Stock"), and Series A Convertible Common Stock, par value $.01 per share (the "Series A Common Stock") (the "Shareholders") of WRP Corporation, a Maryland corporation, in connection with the solicitation of proxies by and on behalf of our Board of Directors (the "Directors" or the "Board") to be voted at the annual meeting of Shareholders (the "Meeting" or the "Annual Meeting"). The Annual Meeting will be convened at the Wyndham Hotel, 400 Park Blvd, Barrington Room, 2nd Floor, Itasca, Illinois, on Monday, June 24, 2002, at 8:00 a.m. Central Time (the "Meeting Date"), or any adjournment or postponement thereof. This Proxy Statement, and the enclosed form of proxy are first being mailed or otherwise delivered to Shareholders on or about May 31, 2002. Shareholders who wish to attend the Meeting should contact us at (630) 285-9191 so that arrangements can be made.

     We expect that a quorum will be present on the Meeting Date and that the proposals to be considered by the Shareholders will be:

     (1) To elect five (5) Class A Directors and two (2) Class B Directors to hold office until the next annual meeting of Shareholders or until their respective successors are elected and qualified; and

     (2) To transact any other business as may properly come before the Meeting, or any adjournment or postponement thereof.

     THE PROXIES SOLICITED BY US PURSUANT TO THIS PROXY STATEMENT ARE SOLICITED FOR USE AT THE MEETING WHEN CONVENED ON THE MEETING DATE AND ANY SUBSEQUENT ADJOURNMENTS AND MAY NOT BE USED FOR ANY OTHER PURPOSE, INCLUDING THE DETERMINATION OF WHETHER A QUORUM IS PRESENT, PRIOR TO THE MEETING DATE. THEREFORE, IT IS ANTICIPATED THAT THE BUSINESS TO BE CONSIDERED AT THE MEETING, WITH RESPECT TO WHICH PROXIES ARE SOLICITED PURSUANT TO THIS PROXY STATEMENT, WILL BE ADDRESSED ON THE MEETING DATE.

     The shares of Common Stock and/or the Series A Common Stock (the "Shares") represented by properly executed proxies in the accompanying form received by the Board of Directors prior to the Meeting Date will be voted at the Meeting. The Shares not represented by properly executed proxies will not be voted. When a Shareholder specifies a choice in a proxy with respect to any matter to be acted upon, the Shares represented by such proxy will be voted as specified. When a Shareholder does not specify a choice, in any otherwise properly executed proxy, with respect to any proposal referred to therein, the Shares represented by such proxy will be voted with respect to such proposal in accordance with the recommendations of the Board of Directors described herein. A Shareholder who signs and returns a proxy in the accompanying form may revoke it by: (i) giving written notice of revocation to our Secretary before the proxy is voted at the Meeting on the Meeting Date; (ii) executing and delivering a later-dated proxy; or (iii) attending the Meeting on the Meeting Date and voting his or her Shares in person.

     In electing directors only, the Common Stock and the Series A Common Stock each vote as a separate class. The holders of the Series A Common Stock will elect five (5) Class A Directors and the holders of the Common Stock will elect two (2) Class B Directors. The Class A Directors and the Class B Directors will be elected by a majority of the votes cast by the respective class. Shares represented at the Meeting as the result of proxies marked "abstain" will be counted for purposes of determining the existence of a quorum at the Meeting, but will not be voted. Shareholders have no cumulative voting rights. Shares held by brokers will not be considered entitled to vote on matters as to which the brokers have not received authority to vote from beneficial owners.

     It is not anticipated that matters other than those set forth in the Notice of Annual Meeting, as described herein, will be brought before the Meeting for action. If any other matters properly come before the Meeting, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the best judgment of the proxy holders.

RECORD DATE

     The close of business on April 30, 2002 has been fixed by our Board of Directors as the record date (the "Record Date") for the determination of Shareholders entitled to receive notice of, and to vote at, the Meeting. Each outstanding share of Common Stock is entitled to one (1) vote on all matters herein, except for the election of the Class A Directors; Common Stock Shareholders are entitled to vote only for the election of Class B Directors. Each outstanding share of Series A Common Stock is entitled to one (1) vote on all matters herein, except for the election of Class B Directors; Series A Common Stock Shareholders are entitled to vote only for the election of Class A Directors. On the Record Date, we had outstanding 5,803,692 shares of Common Stock and 1,252,538 shares of Series A Common Stock. Only Shareholders of record as of the Record Date will be entitled to vote at the Meeting or any adjournment thereof. A quorum, consisting of the holders of at least a majority of all issued and outstanding Shares eligible to vote, must be present, in person or by proxy, at the Meeting for valid Shareholder action to be taken at the Meeting or any adjournment thereof.

EXPENSES OF SOLICITATION

     We will bear the expenses of this solicitation of proxies, including expenses in connection with the preparation and mailing of this Proxy Statement and all documents which now accompany or may hereafter supplement it. We anticipate the total cost of the proxy solicitation to be $25,000. Solicitations will be made only by the use of the mails, except that, if deemed desirable, our officers and regular employees may solicit proxies by telephone, telegram, facsimile, or personal calls. Our officers and regular employees will not be paid additional compensation for soliciting proxies. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Common Stock held of record by such persons and that we will reimburse them for their reasonable expenses incurred in connection therewith.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our Common Stock and Series A Common Stock as of April 30, 2002 by:
(i) each Director who beneficially owns Common Stock or Series A Common Stock;
(ii) each Executive Officer; (iii) each person whom we know beneficially owns in excess of five percent of the outstanding shares of our Common Stock and Series A Common Stock; and (iv) all Directors and Executive Officers, as a group. Except as otherwise indicated in the footnotes to the table, the Shareholders named below have sole voting and investment power with respect to the shares of Common Stock and Series A Common Stock beneficially owned by them.

                                                                                   Percent of
                                                        Amount and Nature of      Total Voting
Title of Class          Name of Beneficial Owner        Beneficial Ownership        Stock(3)
--------------          ------------------------        --------------------      -------------
Series A Common Stock   WRP Asia Pacific Sdn. Bhd.(1)                1,252,538         17.8%
Common Stock            WRP Asia Pacific Sdn. Bhd.(1)                2,500,000         35.4%
Common Stock            Lew Kwong Ann                                  100,000(2)       1.4%
Common Stock            George Jeff Mennen              20,000(2)
Common Stock            George Jeff Mennen              10,000          30,000           *
                                                       -------
Common Stock            Robert J. Simmons               20,000(2)
Common Stock            Robert J. Simmons                5,000          25,000           *
                                                       -------
Common Stock            Don L. Arnwine                  20,000(2)
Common Stock            Don L. Arnwine                   3,000          23,000           *
                                                       -------
Common Stock            Richard Swanson                 17,000(2)
Common Stock            Richard Swanson                  1,000          18,000           *
                                                       -------
                        Alan E. Zeffer                                  70,000(2)       1.0%
                        Yee Woh Robert Woon                             10,000(2)        *

Common Stock            Total Executive Officers       277,000(2)
                        & Directors as a group          19,000          296,000         5.2%
                        (10 persons)                   -------


*Represents less than 1%

(1) WRP Asia Pacific Sdn. Bhd. ("WRP Asia") is located at 28th Floor, Wisma Denmark, 86, Jalan Ampang, 50450, Kuala Lumpur, Malaysia.
(2) Represents shares to be issued upon exercisable options granted under our Omnibus Equity Compensation Plan.
(3) Percent of class is based on 7,056,230 shares of the combined number of shares of Series A Common Stock and Common Stock outstanding on April 30, 2002.

1. ELECTION OF DIRECTORS

     Seven (7) individuals will be elected at the Annual Meeting to serve as our Directors until the next annual meeting of Shareholders or until their successors have been elected and qualified. The biographies of the nominees designated by the Board of Directors, all of whom are presently Directors, are set forth below. Five (5) of the nominees have been nominated as Class A Directors and two (2) have been nominated as Class B Directors. Holders of Common Stock and Series A Common Stock each vote as a separate class only with respect to the election of Directors. We have been advised by the holder of the Series A Common Stock that its proxy is to be voted FOR the five (5) Class A nominees for Directors listed below. In the event any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, we are not aware of any nominee who is unable or will decline to serve as a Director. The nominees receiving a majority of the votes of shares of Common Stock or Series A Common Stock required for election, as the case may be, shall be elected. See "Compensation of Directors and Executive Officers" regarding compensation of Directors.

                                CLASS A DIRECTORS

                                                                                                              Year Became a
Name                                Age              Principal Occupation(s) During Past 5 Years                 Director
----                                ---              -------------------------------------------                 --------
Lew Kwong Ann                       41    Lew Kwong Ann was our Chief Financial Officer, Secretary and             1997
                                          Treasurer from 1997 through March 2000. Mr. Lew is an Executive
                                          Director and Chief Executive Officer of WRP Asia. Mr. Lew is a
                                          member of the Malaysian CPA Society and Institute of Taxation
                                          and was with Arthur Andersen LLP from 1988 to 1991. Prior to joining WRP Asia, Mr. Lew held various key management positions in two publicly listed companies, primarily in the corporate and judicial advisory areas.

                                                                                                              Year Became a
Name                                Age              Principal Occupation(s) During Past 5 Years                 Director
----                                ---              -------------------------------------------                 --------
Eirik Bonde Aslaksrud               38    Mr. Aslaksrud is an Executive Director and Executive Vice                2001
                                          President, Global Markets, for WRP Asia Pacific. He has been with WRP since 1991.

Yee Woh Robert Woon                 53    Prior to joining the Company, from May 1988 to February 1997,            2001
                                          Mr. Woon was a Group Company Secretary and Share Registrar,
                                          Amalgamated Properties & Industries Berhad "API", plc listed on the Malaysian Stock Exchange; from November 1989 to May 1997,
                                          Mr. Woon was a Group Company Secretary and Share Registrar
                                          Uniphoenix Corporation Berhad "UCB" plc listed on the Malaysian
                                          Stock Exchange; from September 1998 to date, Mr. Woon has been reappointed as Group Company Secretary of API and UCB; and from
                                          May 1996 to date, Mr. Woon is a Group Company Secretary - WRP
                                          Asia Pacific Sdn Bhd.

George Jeff Mennen                  61    For over five years, Mr. Mennen has headed the G.J. Mennen               1994
                                          Group, a consulting firm specializing in family-owned
                                          businesses. Mr. Mennen had a distinguished career at The Mennen
                                          Company, including being the Vice-Chairman of the company. The
                                          Mennen Company was founded by Mr. Mennen's great grandfather in
                                          1878 and remained privately owned until it was sold in 1992 to
                                          Colgate-Palmolive.

Richard Swanson                     66    Mr. Swanson is presently a consultant with The Executive                 1998
                                          Committee, an international company that focuses on strategic coaching and corporate troubleshooting for CEO's of public and private companies. Also, since 1980, Mr. Swanson has been the president of two Denver, Colorado based companies, Investment
                                          Partners, Inc. and Real Estate Associates, Inc. Investment
                                          Partners is engaged in the restructuring and recapitalization of troubled companies and Real Estate Associates focuses on the acquisition and development of real estate projects.

                                CLASS B DIRECTORS

                                                                                                              Year Became a
Name                                Age              Principal Occupation(s) During Past 5 Years                 Director
----                                ---              -------------------------------------------                 --------
Robert J. Simmons                   58    Mr. Simmons is currently President of RJS HealthCare, Inc., a            1995
                                          healthcare consulting company, founded in 1990. He served as executive vice president at Baxter International, Inc. from
                                          1987 until founding RJS in 1990. Mr. Simmons joined Baxter after serving over 20 years at American Hospital Supply
                                          Corporation. His last position at American Hospital Supply
                                          Corporation was vice president of corporate marketing.

Don L. Arnwine                      69    Mr. Arnwine is President of Arnwine Associates, a company he             1995
                                          formed in 1989 to provide specialized advisory services to the health care industry. From 1961 to 1972, Mr. Arnwine served as
                                          Director of the Hospital at the University of Colorado Medical
                                          Center. From 1972 to 1982, he served as President and CEO of the Charleston Area Medical Center. Mr. Arnwine became
                                          President and CEO of Voluntary Hospitals of America (VHA) in
                                          1982, and was named Chairman and CEO in 1985, in which capacity he served until founding Arnwine Associates.

BOARD MEETINGS AND COMMITTEES

     During the year ended June 30, 2001, our Board of Directors held three meetings. All other actions by the Board of Directors were taken by unanimous written consent without a meeting. All of our directors attended at least 75% of all meetings.

     The Board of Directors has a Compensation Committee that administers our Omnibus Equity Compensation Plan (the "Plan"). The Compensation Committee is responsible for reviewing, determining and establishing the salaries, bonuses and other compensation of our executive officers. During the year ended June 30, 2001, the Compensation Committee held one meeting and all other actions of the Compensation Committee were taken by unanimous written consent without a meeting. The Compensation Committee currently consists of Lew Kwong Ann, Eirik Bonde Aslaksrud, George Jeff Mennen and Richard Swanson.

     During the year ended June 30, 2001, the Audit Committee held one meeting, at which all members of the Audit Committee were present. The Audit Committee consists of Don Arnwine, Richard Swanson and George Jeff Mennen.

     We, the members of the Audit Committee of WRP Corporation, represent the following:

     1) The Audit Committee has reviewed and discussed the Company's audited financial statements with management of the Company;

     2) The Audit Committee has discussed with Arthur Andersen, LLP, the Company's independent auditors, the matters required to be discussed by Statement of Accounting Standards 61, as may be modified or supplemented;

     3) The Audit Committee has received the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with Arthur Andersen LLP its independence, and

     4) Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Report on Form 10-K for the year ended June 30, 2001.

          Don Arnwine          Richard Swanson          George Jeff Mennen

     The Board of Directors has adopted a written charter for the Audit Committee, which is available to Shareholders upon request. All of the members of the Audit Committee are independent, as independence is defined in Section 4200 of the rules of the Nasdaq Stock Market.

     RECOMMENDATION OF THE BOARD: The Board hereby recommends and nominates each of Messrs. Lew Kwong Ann, George Jeff Mennen, Richard Swanson, Eirik Bonde Aslaksrud, and Yee Woh Robert Woon for election as Class A Directors, and each of Messrs. Robert J. Simmons and Don L. Arnwine for election as Class B Directors of the Company to serve until the next annual meeting of Shareholders or until their respective successors are elected and qualified.

                               EXECUTIVE OFFICERS

     The following table sets forth information with respect to our executive officers, whose biographical information is not included in the section "Election of Directors." Each officer is appointed by the Board of Directors and serves until his successor is elected and qualified or until his death, resignation or removal by the Board of Directors. Our executive officers are Lew Kwong Ann, Chairman and Chief Executive Officer, and Alan E. Zeffer, Vice President, Secretary and Chief Financial Officer.

                                                                                                          Year Became
Name                 Age      Principal Occupation(s) During Past 5 Years                                  An Officer
----                 ---      -------------------------------------------                                 ------------
Alan E. Zeffer        49      Alan E. Zeffer is our Vice President of Finance & Operations,                  2001
                              Secretary and Chief Financial Officer. Mr. Zeffer joined the Company in March 2001. Prior to joining the Company, he was Managing Partner, since 1993, for Quest Capital Corporation, a merger and acquisition advisory firm specializing in middle-market companies. Prior to joining Quest, he was Treasurer of Sybron International, a leading developer, manufacturer and distributor of medical, dental and life science products.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

A.   DIRECTOR COMPENSATION

     All directors, who were not also our executive officers, which group is comprised of Don L. Arnwine, George Jeff Mennen, Richard J. Swanson, and Robert
J. Simmons and the Class B Directors, will receive (i) an annual Board member retainer of $5,000, (ii) compensation of $1,000 for each Board meeting attended,
(iii) $500 for each committee meeting attended and (iv) an annual Committee member retainer of $1,000. Each new Director is presently entitled to receive stock options under the Plan to purchase 2,000 shares of our Common Stock in connection with his election and 1,000 shares of our Common Stock per Board meeting attended, up to a maximum of 5,000 shares for Board meetings attended. Under the terms of the Plan, the Compensation Committee shall determine the exercise price of a Director Option, provided that the exercise price shall not be less than the lowest fair market value of our Common Stock during the six months preceding the election and qualification of such Director. All Director options are immediately exercisable for a period of ten years from the date of grant. All directors will be reimbursed for expenses incurred in attending Board and Committee meetings.

B.   EXECUTIVE COMPENSATION

     The following table discloses the compensation we paid for services rendered in all capacities to us during the year ended June 30, 2001, the six-month transition period ended June 30, 2000 and calendar years ended December 31, 1999 and 1998 to (i) our former President and (ii) our executive officers at June 30, 2001 whose aggregate annual salary and bonus exceeded $100,000 for the 2001 calendar year.


                                                                                                       LONG-TERM
                                                        ANNUAL COMPENSATION                           COMPENSATION
                                                        -------------------                           ------------
     NAME AND                                                                OTHER ANNUAL         STOCK         ALL OTHER
PRINCIPAL POSITION              YEAR          SALARY           BONUS         COMPENSATION        OPTIONS       COMPENSATION
------------------              ----          ------           -----         ------------        -------       ------------
Edward J. Marteka               2001         $ 93,750         $      0         $131,250             --           $  3,000
Edward J. Marteka               2000         $112,500         $ 34,500         $  3,600             --           $      0
Former President                1999         $200,000         $ 20,000         $  7,200             --           $      0
                                1998         $200,000         $100,000         $  7,200           50,000         $      0
Kenneth Ling,                   2001         $ 94,538         $      0             --             40,000
CFO, Acting COO                 2000         $ 25,000         $      0         $      0           30,000         $  5,400(1)

Neil M. Kosterman,              2001         $ 75,000             --           $ 56,250             --           $  2,400
President

Alan E. Zeffer,                 2001         $ 49,452             --               --               --               --
Chief Financial Officer

(1) Includes housing and automobile costs associated with Mr. Ling's relocation to the U.S.

EMPLOYMENT AGREEMENTS

     On December 1, 2000, we entered into an employment agreement with Neil Kosterman (the "Kosterman Agreement"). The Kosterman Agreement provides, among other things, for: (i) Mr. Kosterman to serve as our President and the President of AHPC; (ii) a base salary of $225,000 per annum; (iii) life and medical insurance, automobile allowance and other customary benefits; and (iv) incentive stock options to be determined by the Compensation Committee.

     In May 2001, we announced the resignation of Mr. Kosterman.

     On April 12, 2000, we entered into an employment agreement with Kenneth Ling (the "Ling Agreement"). The Ling Agreement provides for: (i) Mr. Ling to serve as our CFO, Acting COO, Secretary and Treasurer; (ii) a base salary of $120,000 per annum; (iii) housing costs associated with his relocation to the U.S.; (iv) incentive stock options to purchase 30,000 shares of Common Stock; and (v) an automobile provided for his use. Mr. Ling was issued 30,000 stock options at $1.44, which exercise price was the closing price of the Common Stock on April 17, 2000, the date of the grant. Mr. Ling's stock options are immediately exercisable for a period of ten years from the date of grant.

     On April 1, 1994, we entered into an employment agreement with Edward J. Marteka (the "Marteka Agreement"). The Marteka Agreement, as amended on June 30, 1995 and on July 22, 1996, provides for: (i) Mr. Marteka to serve as our President (since May 31, 1995) and AHPC; (ii) a base salary of $140,000 per annum; (iii) non-qualified stock options to purchase 35,000 shares of Common Stock under the Plan; and (iv) life and medical insurance, automobile allowance and other additional customary benefits. The amended Marteka Agreement also granted to Mr. Marteka additional non-qualified stock options to purchase 14,000 shares of Common Stock.

     As approved by the Compensation Committee, all of Mr. Marteka's options outstanding, totaling 101,000 stock options at February 29, 2000, were repriced to $2.07, the closing price on that date. Effective January 1, 2000, Mr. Marteka's base salary was increased to $225,000 per year as approved by the Compensation Committee.

     In December 2000, we announced Mr. Marteka's resignation. As part of the Marteka Agreement, we made severance, and other related payments, of $131,250 during the period.

OPTION GRANTS DURING THE YEAR ENDED JUNE 30, 2001

     There were no options granted during the fiscal year ended June 30, 2001.

AGGREGATED OPTION EXERCISES DURING THE YEAR ENDED JUNE 30, 2001 AND FISCAL PERIOD-END OPTION VALUES

         There were no options exercised during the year ended June 30, 2001, by the executive officers named in the Summary Compensation Table.

                                                          Number of Unexercised          Value of In-the-Money
                             Shares          Value          Options at 6/30/01           Options at 6/30/01 (1)
                           Acquired on     Realized         ------------------           ----------------------
                           Exercise (#)       ($)       Exercisable    Unexercisable   Exercisable    Unexercisable
                           ------------       ---       -----------    -------------   -----------    -------------
Edward J. Marteka               0           $ -0-         101,000           -0-           $ -0-            $ -0-
Kenneth Ling                    0           $ -0-          30,000           -0-           $ -0-            $ -0-

(1) Represents the total gain which would have been realized if all such options had been exercised on June 30, 2001.


REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is currently comprised of the following four Class A Directors who are Lew Kwong Ann, Eirik Bonde Aslaksrud, George Jeff Mennen and Richard J. Swanson, each of whom was appointed by the Board of Directors. The Committee oversees administration of our Omnibus Equity Compensation Plan. The purpose of the Plan is to attract and retain capable and experienced officers and employees by compensating them with equity-based awards whose value is connected to our continued growth and profitability. Under the Plan, awards may be made in the form of stock options or restricted stock. In general, we compensate executive officers and senior management through salary, bonus (where appropriate) and the grant of stock options. During the year ended June 30, 2001, all action of the Compensation Committee was made during the one meeting held or was taken by the Committee by unanimous written consent without a meeting. Because the named executive officers' employment agreements presently control the compensation paid to such executive officers, the Compensation Committee did not formulate policies with respect to the named executive officers' compensation during 2001.

Lew Kwong Ann   Eirik Bonde Aslaksrud    George Jeff Mennen   Richard J. Swanson


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Lew Kwong Ann, Eirik Bonde Aslaksrud, and Yee Woh Robert Woon are executive directors and officers of WRP Asia. Accordingly, these members should not be considered to be independent Directors when serving on the Board of Directors or the Compensation Committee.

STOCK PERFORMANCE CHART

The following graph compares the yearly percentage change in the cumulative total shareholder return on our Common Stock for each of our last five fiscal years ended June 30 with the cumulative total return (assuming reinvestment of dividends) of (i) the NYSE/AMEX/Nasdaq Stock Market - U.S. Index and (ii) a peer group selected by us in good faith. The peer group consists of American Shared Hospital Services, Daxor Corp., DVI, Inc., Hemacare Corp., National Home Health Care Inc. and Prime Medical Services Inc. During the six-month transition period ended June 30, 2001, our peer group was changed to exclude two companies which were no longer publicly traded.

                              [PERFORMANCE CHART]

*$100 invested on June 30, 1995 in stock or Index - including reinvestment of dividends. Fiscal year ending June 30.


                            CUMULATIVE TOTAL RETURN

                     6/28/96   6/30/97   6/30/98   6/30/99   6/30/00    6/29/01

WRP Corporation         100     103.85    188.46    174.52     40.38      16.65
Peer Group Index        100      72.51     90.71     69.71     67.65      70.35
Media General Index     100     128.51    164.62    194.06    213.92     179.87

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the year ended June 30, 2001, we purchased latex powder-free exam gloves amounting to $10.9 million from our majority shareholder, WRP Asia. In addition, our Indonesian factory sold approximately $9.7 million of powdered latex exam gloves to WRP Asia. We believe that the terms and conditions of such glove purchases were similar to those which we could have obtained from unaffiliated third parties.

     During the year ended June 30, 2001, we received consulting services from Healthcare Alliance, Inc. ("Alliance"), a company 60% owned by Robert Simmons, one of our directors. We engaged Alliance to assist us in marketing our products with the expressed purpose of negotiating and executing a purchase agreement with various healthcare group-purchasing organizations. We paid Alliance $112,290 during the year ended June 30, 2001 for its services.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires certain officers, directors and beneficial owners of more than 10% of our Common Stock to file reports of ownership and changes in their ownership of our equity securities with the Securities and Exchange Commission and Nasdaq. Specific due dates for these reports have been established and we are required to report in this transition period any failure to file by these due dates during our last fiscal year.

     During the year ended June 30, 2001, based upon our review of the filings, we became aware of late Form 4 filings, specifically with respect to stock options issued to directors and officers as follows:

                                       Number
                                      of Late
         Individual      Position     Reports       Number of Late Transactions
         ----------      --------     -------       ---------------------------
     Mr. Simmons         Director        1         1 Stock Option Awards Granted
     Mr. Arnwine         Director        1         1 Stock Option Awards Granted
     Mr. Mennen          Director        1         1 Stock Option Awards Granted
     Mr. Swanson         Director        1         1 Stock Option Awards Granted

     All of the Form filings have since been made with respect to all late filings.

                              INDEPENDENT AUDITORS

     The Board of Directors, upon recommendation of the Audit Committee, appointed the firm of Arthur Andersen LLP ("Arthur Andersen") certified public accountants for 2001. The Board of Directors has not yet determined who will be our independent auditors for 2002.

     A representative of Arthur Andersen is expected to be present at the Meeting. Such representative will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate Shareholder questions.

AUDIT FEES

     The aggregate fees billed for professional services rendered by the independent auditors for the audit of our financial statements for fiscal year 2001 and the reviews by the independent auditor of the financial statements included in our Forms 10-Q for fiscal year 2001 were $176,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     We were not billed by the independent auditors for any professional services with respect to designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements for fiscal year 2001.

ALL OTHER FEES

     The aggregate fees billed (or expected to be billed) for services rendered by the independent auditor and not described under Audit Fees and Financial Information Systems Design and Implementation Fees for fiscal year 2001 were $62,500. These fees related primarily to tax services.

     The Audit Committee considered whether the provision of audit and other services to us was compatible with Arthur Andersen's independence and determined that providing such services was compatible with maintaining Arthur Andersen's independence.

                             SHAREHOLDER PROPOSALS

     We must receive shareholder proposals for the 2003 Annual Meeting of Shareholders at our executive office in Itasca, Illinois, on or prior to January 30, 2002, for inclusion in our proxy statement for that meeting. Any Shareholder proposal must also meet the other requirements for shareholder proposals as set forth in the rules of the U.S. Securities and Exchange Commission relating to shareholder proposals.

                             REQUESTS FOR DOCUMENTS

     Any requests for documents or other information should be directed to Alan
E. Zeffer, Chief Financial Officer at (630) 285-9191. We will forward such documents, via first class mail, upon receipt of a Shareholder's written request therefor.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, no business, other than that discussed above, is to be acted upon at the Meeting. If other matters not known to the Board of Directors should, however, properly come before the Meeting, the persons appointed by the signed proxy intend to vote it in accordance with their best judgment.


                                        WRP Corporation
                                        By Order of the Board of Directors





                                        Lew Kwong Ann
                                        Chairman and
                                        Chief Executive Officer

Itasca, Illinois
May 31, 2002




================================================================================

YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

================================================================================

                                   PROXY CARD
                                 WRP CORPORATION
                                  COMMON STOCK
          500 PARK BOULEVARD, SUITE 1260, ITASCA, ILLINOIS 60143-2639
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Lew Kwong Ann and Alan Zeffer, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all of the shares of Common Stock of WRP Corporation, a Maryland corporation, held of record by the undersigned, at the Annual Meeting of Shareholders ("Meeting") to be held on June 24, 2002, or any adjournments or postponements thereof, as hereinafter specified on the matters as more specifically described in our proxy statement and in their discretion on any other business that may properly come before the Meeting.

1.    Proposal to elect two (2) Class B directors as follows:

      Robert J. Simmons       Don L. Arnwine

  [ ] FOR the election of the      [ ]  WITHHOLD authority with respect
      two nominees.                     to ____________________________
                                        SHAREHOLDERS MAY WITHHOLD AUTHORITY TO
                                        VOTE FOR ANY NOMINEE BY WRITING HIS NAME
                                        ON THE LINE ABOVE.


This proxy, when properly executed, will be voted in the manner designated herein by the undersigned shareholder. If no designation is made, the Proxy will be voted FOR each of the above Proposals.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.


                                        DATED:
                                              ----------------------------------


                                        ----------------------------------------
                                                     (Signature)


                                        ----------------------------------------
                                              (Signature if held jointly)

                                        Please sign as name appears hereon. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized officer.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEM 1.

                                   PROXY CARD
                                 WRP CORPORATION
                              SERIES A COMMON STOCK
          500 PARK BOULEVARD, SUITE 1260, ITASCA, ILLINOIS 60143-2639
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Lew Kwong Ann and Alan Zeffer, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all of the shares of Series A Common Stock of WRP Corporation, a Maryland corporation, held of record by the undersigned, at the Annual Meeting of Shareholders ("Meeting") to be held on June 24, 2002, or any adjournments or postponements thereof, as hereinafter specified on the matters as more specifically described in our proxy statement and in their discretion on any other business that may properly come before the Meeting.

1.     Proposal to elect five (5) Class A directors as follows:

            Eirik Bonde Aslaksrud        Richard J. Swanson
            Lew Kwong Ann                Robert Woon
            George Jeff Mennen

  [ ] FOR the election of the five nominees. [ ] WITHHOLD authority with respect to ___________________________.
                                                 SHAREHOLDERS MAY WITHHOLD
                                                 AUTHORITY TO VOTE FOR ANY
                                                 NOMINEE BY WRITING HIS NAME
                                                 ON THE LINE ABOVE.


This proxy, when properly executed, will be voted in the manner designated herein by the undersigned shareholder. If no designation is made, the Proxy will be voted FOR each of the above Proposals.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.


                                        DATED:
                                              ----------------------------------


                                        ----------------------------------------
                                                     (Signature)


                                        ----------------------------------------
                                              (Signature if held jointly)

                                        Please sign as name appears hereon. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized officer.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEM 1.